UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 9, 2019

RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Common Stock,	$0.01	par value	RTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On June 9, 2019, Raytheon Company, a Delaware corporation (“Raytheon”), United Technologies Corporation, a Delaware corporation (“UTC”), and Light Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of UTC (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions, the merger of Merger Sub with and into Raytheon (the “Merger”), with Raytheon surviving the Merger as a wholly owned subsidiary of UTC.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Raytheon (“Raytheon Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares held by Raytheon as treasury stock) will be converted into the right to receive 2.3348 (the “Exchange Ratio”) fully paid and nonassessable shares of common stock, par value $1.00 per share, of UTC (“UTC Common Stock”) (and, if applicable, cash in lieu of fractional shares) (the “Merger Consideration”), less any applicable withholding taxes.  At the Effective Time, Raytheon’s stockholders will hold approximately 43%, and UTC’s stockholders will hold approximately 57%, of the outstanding shares of common stock of UTC.

As of the Effective Time, each unvested Raytheon restricted stock award and Raytheon restricted stock unit award that becomes vested at the Effective Time by its terms will be converted into the right to receive the Merger Consideration in respect of each underlying share of Raytheon Common Stock, less any applicable withholding taxes.  As of the Effective Time, each other unvested Raytheon restricted stock award and Raytheon restricted stock unit award, and each Raytheon performance-based restricted stock unit award, will be converted into an equivalent award of UTC relating to the number of shares of UTC Common Stock equal to the product of (i) the number of shares of Raytheon Common Stock subject to such award immediately prior to the Effective Time (determined, in the case of a performance-based restricted stock unit award, by deeming the applicable performance conditions to be achieved at the levels determined pursuant to the methodology described in the Merger Agreement), multiplied by (ii) the Exchange Ratio, and each converted award shall otherwise have the same terms and conditions (other than performance-based vesting conditions, in the case of a performance-based restricted stock unit award) that applied to the corresponding Raytheon award immediately prior to the Effective Time.

The Merger Agreement further provides that effective as of the Effective Time, the Chief Executive Officer (“CEO”) of UTC as of immediately prior to the Effective Time will continue to serve as the CEO of UTC, and the CEO of Raytheon as of immediately prior to the Effective Time will be appointed to serve as Executive Chairman of UTC for a term ending upon the later of (i) the two-year anniversary of the Effective Time and (ii) March 31, 2022, after which the CEO of UTC will become the Chairman of UTC in addition to continuing to serve as CEO.  In addition, as of the Effective Time, the board of directors of UTC will consist of fifteen directors, of whom (i) seven will be individuals designated by UTC from the independent directors of UTC immediately prior to the Effective Time, (ii) six will be individuals designated by Raytheon from the independent directors of Raytheon immediately prior to the Effective Time (of whom one will be designated by Raytheon to serve as the lead independent director of UTC) and (iii) the remaining positions on the board of directors of UTC will be filled by the CEO of Raytheon (as Executive Chairman) and the CEO of UTC (as CEO).  Following the Effective Time, the board of directors of UTC will have five standing committees: (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Committee on Governance and Public Policy, (iv) the Finance Committee and (v) the Special Activities Committee.  Each of these committees will be composed of an equal number of directors who were former members of the board of directors of each of Raytheon and UTC.  As of the Effective Time, the amended and restated bylaws of UTC will be amended and restated to reflect the foregoing governance arrangements and certain related matters.

The Merger Agreement provides that, as of the Effective Time, the name of UTC will be changed to Raytheon Technologies Corporation and, following the Effective Time, the combined company will be headquartered in the Greater Boston Metropolitan area in Massachusetts.

The Merger Agreement also provides that, prior to the consummation of the Merger, UTC will complete the previously announced separation of its commercial businesses, Otis and Carrier, from its other businesses (the “Separation”), and the pro rata distributions to its stockholders of 100% of the common stock of the entity holding the Otis business and 100% of the common stock of the entity holding the Carrier business (the “Distributions” and each, a “Distribution”).

The parties’ obligations to consummate the Separation, the Distributions and the Merger are subject to conditions, including: (1) the approval of the Merger by Raytheon’s stockholders and the approval of the issuance of shares of UTC Common Stock in connection with the Merger by UTC’s stockholders, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the receipt of other required regulatory approvals, (4) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger, the Separation or the Distributions, (5) the approval for listing of the shares of UTC Common Stock to be issued in the Merger on the New York Stock Exchange and approvals for listing of the shares of common stock to be distributed in each Distribution on the applicable securities exchange(s), and in each case, the effectiveness of a registration statement with respect to such common stock, (6) receipt by UTC of (a) a private letter ruling from the Internal Revenue Service regarding certain U.S. federal income tax matters relating to the Separation and the Distributions and (b) an opinion of outside counsel regarding the qualification of each Distribution, together with certain related transactions, as a transaction that is generally tax-free for U.S. federal income tax purposes under Section 355 and Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), (7) receipt by each of Raytheon and UTC of an opinion of its respective outside counsel to the effect that (a) the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and (b) the Merger will not cause Section 355(e) of the Code to apply to either Distribution, (8) receipt by UTC of one or more solvency opinions relating to the Distributions, (9) subject to certain exceptions, the accuracy of the representations and warranties of the other party, and (10) performance by the other party of its obligations under the Merger Agreement.  In addition, the parties’ obligations to consummate the Merger are subject to the prior completion of the Separation and the Distributions.

The Merger Agreement includes customary representations, warranties and covenants of Raytheon and UTC (generally excluding the Otis business and the Carrier business).  Between the date of execution of the Merger Agreement and the Effective Time, each of Raytheon and UTC (generally with respect to its aerospace business) has agreed to use reasonable best efforts to conduct its businesses in all material respects in the ordinary course consistent with past practice and to comply with certain operating covenants.  In addition, the Merger Agreement provides that, immediately prior to the consummation of the Merger, the adjusted net indebtedness of UTC’s aerospace business will not exceed an amount as provided for under the Merger Agreement.

In addition, each of Raytheon and UTC has agreed not to, and to cause its controlled affiliates and its and their representatives not to, solicit, initiate or knowingly encourage any third-party acquisition proposals, and has agreed to certain restrictions on its and its controlled affiliates’ and its and their representatives’ ability to respond to any such proposals.  Subject to certain exceptions, each of Raytheon and UTC has agreed to use reasonable best efforts to cause the Merger to be completed.  The Merger Agreement includes termination provisions for both UTC and Raytheon and provides that, in connection with a termination of the Merger Agreement under specified circumstances, Raytheon will be required to pay UTC a termination fee of $1.785 billion, or UTC will be required to pay Raytheon a termination fee of $2.365 billion.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party upon termination of the Merger Agreement (if applicable), except as a result of fraud or a willful breach, and (2) were made only as of the dates specified in the Merger Agreement.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of the Enhanced Severance Plan for Senior Leadership Team Members
On June 8, 2019, concurrently with its approval of the Merger Agreement, the board of directors of Raytheon adopted the Raytheon Company Enhanced Severance Plan for Senior Leadership Team Members (the “Severance Plan”). The purpose of the Severance Plan is to retain certain key employees through and following the consummation of the Merger.

Under the Severance Plan, in the event of a termination by UTC without cause, or by the participant with good reason, within two years of the Merger, certain selected employees of Raytheon, including Anthony O’Brien III, Raytheon’s Vice President and Chief Financial Officer, are entitled to receive (subject to the participant's execution of a release of claims in favor of Raytheon) a cash severance payment equal to the participant’s base salary and target bonus (or, if greater, the actual bonus for the prior year), supplemental retirement benefits determined as if the participant had an additional year of credited service as of the date of termination, and an additional year of health, welfare and retirement benefits.  The terms “cause” and “good reason” are defined in the Severance Plan.

The foregoing description of the Severance Plan is qualified in its entirety by the terms and conditions of the Severance Plan.  Raytheon will file the Severance Plan with its next periodic report.

Item 8.01.  Other Events.

On June 9, 2019, concurrently with the execution of the Merger Agreement, Thomas A. Kennedy, the CEO of Raytheon, entered into an employment agreement with UTC (the “Employment Agreement”), to be effective upon, and subject to, the closing of the Merger, and which would automatically terminate and have no effect in the event the Merger Agreement is terminated.  Pursuant to the Employment Agreement, Mr. Kennedy will serve as the Executive Chairman of UTC for a term ending upon the later of (i) the two-year anniversary of the Effective Time and (ii) March 31, 2022.

On June 9, 2019, Raytheon and UTC issued a joint press release announcing the entry into the Merger Agreement.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon’s and UTC’s respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the proposed merger or the spin-offs by UTC of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed merger, the expected timing of completion of the proposed merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which UTC and Raytheon operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters, the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed merger and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including indebtedness that may be incurred in connection with the proposed merger and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the companies of their respective common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash, including in connection with the proposed merger; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which UTC,

Raytheon and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed merger or the separation transactions on the market price of UTC’s and/or Raytheon’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approvals of UTC’s stockholders and Raytheon’s stockholders and to satisfy the other conditions to the closing of the merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; (20) risks relating to the value of the UTC shares to be issued in the proposed merger, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed merger cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of UTC’s and Raytheon’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including UTC’s integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of Raytheon, UTC, the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions as tax-free to UTC and UTC’s stockholders, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) expected financing transactions undertaken in connection with the proposed merger and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed UTC’s estimates; and (31) the impact of the proposed merger and the separation transactions on the respective businesses of Raytheon and UTC and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on UTC’s resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of UTC and Raytheon on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and UTC and Raytheon assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed merger, UTC will file a registration statement on Form S-4, which will include a document that serves as a prospectus of UTC and a joint proxy statement of UTC and Raytheon (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed merger with the SEC. In addition, in connection with the separation transactions, subsidiaries of UTC will file registration statements on Form 10 or S-1. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to UTC’s stockholders and Raytheon’s stockholders. Investors and security holders will be able to obtain the registration statements and the joint proxy statement/prospectus free of charge from the SEC’s website or from UTC or Raytheon. The documents filed by UTC with the SEC may be obtained free of charge at UTC’s website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from UTC by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon with the SEC may be obtained free of charge at Raytheon’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA, 02541, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

Participants in the Solicitation

Raytheon and UTC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about Raytheon’s directors and executive officers is available in Raytheon’s proxy statement dated April 16, 2019, for its 2019 Annual Meeting of Shareholders. Information about UTC’s directors and executive officers is available in UTC’s proxy statement dated March 18, 2019, for its 2019 Annual Meeting of Shareowners. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Raytheon or UTC as indicated above.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 9, 2019, by and among United Technologies Corporation, Light Merger Sub Corp. and Raytheon Company.
99.1	Joint Press Release, dated June 9, 2019, issued by Raytheon Company and United Technologies Corporation

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Raytheon hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Raytheon may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	June 10, 2019	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary